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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549





                              Form 8-K

                           Current Report



                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



   Date of Report (date of earliest event reported) - May 1, 2003


                                   TXU Corp.
          (Exact name of registrant as specified in its charter)




              TEXAS                     1-12833              75-2669310

  State or other jurisdiction of    (Commission File      (I.R.S. Employer
        incorporation)                  Number)          Identification No.)


         Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
          (Address of principal executive offices, including zip code)



         Registrant's telephone number, including Area Code - 214-812-4600


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ITEM 9.  REGULATION FD DISCLOSURE (BEING PROVIDED UNDER ITEM 12)


The following information is being provided under new Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition."

On May 1, 2003, TXU Corp. issued a press release announcing its 2003 first quarter earnings and distributed a 2003 First Quarter Earnings Supplement. Such press release is filed herein as Exhibit 99.1, and such Earnings Supplement is filed herein as Exhibit 99.2.


ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits

            99.1 Press release of TXU Corp. announcing its 2003
                 first quarter earnings, dated May 1, 2003.

            99.2 2003 First Quarter Earnings Supplement of TXU Corp.


                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 TXU CORP.



              By       /s/ Biggs C. Porter
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             Name:     Biggs C. Porter
             Title:    Controller and Principal
                       Accounting Officer



Date:  May 1, 2003

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                              EXHIBIT INDEX

Item No.                      Description
-------                       -----------

 99.1 Press release of TXU Corp. announcing its 2003 first quarter earnings, dated May 1, 2003.

 99.2  2003 First Quarter Earnings Supplement of TXU Corp.